UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
May 25, 2017

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas	10036
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 25, 2017, Annaly Capital Management, Inc. (“Company”) held its Annual Meeting of Stockholders in New York, New York for the purpose of: (i) electing three Class III directors to serve on the Board of Directors (the “Board”) until the 2020 Annual Meeting of Stockholders; (ii) approving, on an advisory basis, the Company’s executive compensation; (iii) considering an advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,018,971,441, of which 887,366,010 shares, or 87.08%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class III directors to serve on the Board until the 2020 Annual Meeting of Stockholders.

Director	For	Against	Abstentions	Broker Non-Votes
Francine J. Bovich	558,195,036	15,352,705	2,634,893	311,179,376
Jonathan D. Green	529,651,615	43,914,548	2,616,471	311,179,376
John H. Schaefer	547,834,356	25,770,044	2,578,234	311,179,376

Based on the foregoing votes, Francine J. Bovich, Jonathan D. Green and John H. Schaefer were elected as Class III directors to serve on the Board until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.  The Company’s Class I directors, who serve until the 2018 Annual Meeting of Stockholders, are Wellington J. Denahan, Michael Haylon and Donnell A. Segalas.   The Company’s Class II directors, who serve until the 2019 Annual Meeting of Stockholders, are Kevin G. Keyes, Kevin P. Brady and E. Wayne Nordberg.

Proposal 2.  Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
391,183,512	179,228,359	5,766,763	311,183,376

Proposal 3.   Advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstentions
552,048,082	7,901,908	12,265,122	3,967,522

Proposal 4.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

For	Against	Abstentions
870,880,813	11,986,305	4,498,892

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2017.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

Date: May 25, 2017